EXHIBIT 10(5)



                      FIRST AMENDMENT TO PARENT PLEDGE AGREEMENT
                      ------------------------------------------


                       FIRST AMENDMENT TO PARENT  PLEDGE AGREEMENT (this
             "Amendment"), dated as of June 30, 1995, among THE PROMUS COMPANIES INCORPORATED (which will be renamed "Harrah's Entertainment, Inc.") (the "Pledgor") and BANKERS TRUST COMPANY, not in its individual capacity but solely as Collateral Agent (the "Collateral Agent"). Except as otherwise defined herein, capitalized terms used herein and defined in the Parent Pledge Agreement referred to below shall be used herein as so defined.


                                W I T N E S S E T H :
                                - - - - - - - - - -


                       WHEREAS, the Pledgor, Embassy Suites, Inc. (which
             will be renamed "Harrah's Operating Company, Inc.") (the "Company"), each Subsidiary Borrower thereunder, the financial institutions (the "5-Year Banks") from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "5-Year Administrative Agent"), have entered into a Credit Agreement, dated as of July 22, 1993 and amended and restated as of June 9, 1995, providing for the making of loans and the issuance of, and participation in, letters of credit as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "5-Year Credit Agreement");

                       WHEREAS,   the   Pledgor,   the   Company,   each
             Subsidiary Borrower thereunder, the financial institutions (the "364-Day Banks," and together with the 5-Year Banks, the "Banks") from time to time party thereto, Bankers Trust Company, The Bank of New York, CIBC Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch,










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             NationsBank  of  Georgia, N.A.,  Societe  Generale and  The
             Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "364-Day
             Administrative  Agent,"  and   together  with  the   5-Year
             Administrative Agent, the "Administrative Agents"), have entered into a Credit Agreement, dated as of June 9, 1995, providing for the making of loans as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "364-Day Credit Agreement," and together with the 5-Year Credit Agreement, the "Credit Agreements");

                       WHEREAS, in connection with the initial execution
             of the 5-Year Credit Agreement, the Pledgor and the Collateral Agent entered into the Parent Pledge Agreement, dated as of July 22, 1993 (as amended, modified or
             supplemented   from  time  to   time,  the  "Parent  Pledge
             Agreement");

                       WHEREAS,  the parties  hereto wish  to amend  the
             Parent Pledge Agreement to provide that the 364-Day Banks and the 364-Day Administrative Agent are secured on a pari
                                                                    ----
             passu   basis   with   the   5-Year   Banks,   the   5-Year
             -----
             Administrative Agent and the Secured Interest Rate Protection Creditors with respect to the Pledge Collateral;

                       WHEREAS,  it  is  a condition  precedent  to  the
             extensions of credit under the Credit Agreements that the Pledgor shall have executed and delivered this Amendment to the Collateral Agent; and

                       WHEREAS,  the parties  hereto wish  to amend  the
             Parent Pledge Agreement as herein provided;

                       NOW, THEREFORE, it is agreed:

                       1.   The  first  recital  of  the  Parent  Pledge
             Agreement is hereby deleted in its entirety and the following two new recitals are inserted in lieu thereof:

                       "WHEREAS,   the  Pledgor,  Embassy  Suites,  Inc.
                  (which will be renamed "Harrah's Operating Company, Inc.") (the "Company"), each Subsidiary Borrower thereunder, the financial institutions (the "5-Year Banks") from time to time party thereto, Bankers Trust


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                  Company,  The  Bank  of New  York,  CIBC  Inc., Credit
                  Lyonnais,  Atlanta Agency,  First  Interstate Bank  of
                  California,  The  Long-Term   Credit  Bank  of  Japan,
                  Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor
                  administrative  agent,   the  "5-Year   Administrative
                  Agent"), have entered into a Credit Agreement, dated as of July 22, 1993 and amended and restated as of June 9, 1995, providing for the making of loans and the issuance of, and participation in, letters of credit as contemplated therein (as amended, modified,
                  supplemented,   extended,   renewed,   refinanced   or
                  replaced  from  time  to  time,   the  "5-Year  Credit
                  Agreement");

                       WHEREAS,   the   Pledgor,   the   Company,   each
                  Subsidiary Borrower thereunder, the financial institutions (the "364-Day Banks," and together with the 5-Year Banks, the "Banks"), Bankers Trust Company, The Bank of New York, CIBC Inc., Credit Lyonnais, Atlanta Agency, First Interstate Bank of California, The Long-Term Credit Bank of Japan, Limited, New York Branch, NationsBank of Georgia, N.A., Societe Generale and The Sumitomo Bank, Limited, New York Branch, as Agents, and Bankers Trust Company, as Administrative Agent (together with any successor administrative agent, the "364-Day Administrative Agent," and together with the 5-Year Administrative Agent, the "Administrative Agents"), have entered into a Credit Agreement, dated as of June 9, 1995, providing for the making of loans as contemplated therein (as amended, modified, supplemented, extended, renewed, refinanced or replaced from time to time, the "364-Day Agreement," and together with the 5-Year Credit Agreement, the "Credit Agreements");".

                       2. The fourth recital (before giving effect to this Amendment) of the Parent Pledge Agreement is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "Credit Agreements" in lieu thereof.

                       3. The fifth recital (before giving effect to this Amendment) of the Parent Pledge Agreement is hereby amended by (i) deleting the words "Administrative Agent" appearing therein and inserting the words "Administrative



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             Agents" in lieu thereof and (ii) deleting the words "Credit
             Agreement"  appearing  therein  and  inserting  the   words
             "Credit Agreements" in lieu thereof.

                       4. The introductory paragraph of Section 1 of the Parent Pledge Agreement is hereby amended by deleting the words "Credit Agreement" appearing therein and inserting the words "5-Year Credit Agreement or 364-Day Credit Agreement, as the case may be," in lieu thereof.

                       5. The definition of "Administrative Agent" appearing in Section 1 of the Parent Pledge Agreement is hereby deleted in its entirety and the following new definition is inserted in lieu thereof:

                       "Administrative  Agents" shall  have  the meaning
                  provided in the second recital of this Agreement.

                       6.   The  definition  of  "Parent"  appearing  in
             Section 1 of the Parent Pledge Agreement is hereby deleted in its entirety.

                       7. Section 1 of the Parent Pledge Agreement is hereby further amended by inserting in the appropriate alphabetical order the following new definitions:

                       "Banks" shall  have the  meaning provided in  the
                  second recital of this Agreement.

                       "Credit  Agreements"   shall  have  the   meaning
                  provided in the second recital of this Agreement.

                       "5-Year  Administrative  Agent"  shall  have  the
                  meaning  provided  in  the   first  recital  of   this
                  Agreement.

                       "5-Year Banks" shall have the meaning provided in
                  the first recital of this Agreement.

                       "5-Year Credit Agreement" shall  have the meaning
                  provided in the first recital of this Agreement.

                       "Pledgor"  shall have the meaning provided in the
                  introductory paragraph of this Agreement.









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                       "364-Day Administrative  Agent"  shall  have  the
                  meaning  provided  in  the   second  recital  of  this
                  Agreement.

                       "364-Day Banks" shall  have the meaning  provided
                  in the second recital of this Agreement.

                       "364-Day Credit Agreement" shall have the meaning
                  provided in the second recital of this Agreement.

                       8. Section 7 of the Parent Pledge Agreement is hereby amended by (i) deleting the words "Credit Agreement" appearing in clause (x) of the first sentence thereof and inserting the following words in lieu thereof:

                       "5-Year Credit Agreement and Section 8.03(viii) of the 364-Day Credit Agreement";

             (ii) deleting the words "Credit Agreement" appearing in clause (y) of the first sentence thereof and inserting the following words in lieu thereof:

                       "5-Year Credit Agreement and Section 8.03 of the 364-Day Credit Agreement";

             and (iii) deleting the word "the" appearing immediately before the words "Credit Agreement" appearing in the third sentence thereof and inserting the word "each" in lieu thereof.

                       9. Section 8 of the Parent Pledge Agreement is hereby amended by deleting the second parenthetical appearing in the second paragraph thereof and inserting the following parenthetical in lieu thereof:

                       "(which notice (i) shall be deemed to have been given if the respective Administrative Agent gives notice pursuant to Section 10.03 of the 5-Year Credit Agreement or Section 9.03 of the 364-Day Credit Agreement and (ii) shall not be required if an Event of Default specified in
                       Section 10.05 of the  5-Year Credit Agreement  or
                       Section 9.05 of the 364-Day Credit Agreement has occurred)".










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                       10.  Section 13 of the Parent Pledge Agreement is
             hereby  amended  by  deleting   the  word  "the"  appearing
             immediately before the words "Credit Agreement" appearing therein and inserting the word "each" in lieu thereof.

                       11. Section 18 of the Parent Pledge Agreement is hereby amended by deleting the word "the" appearing immediately before the words "Credit Agreement" appearing therein and inserting the word "either" in lieu thereof.

                       12. The Pledgor hereby reaffirms its obligations under the Parent Pledge Agreement and the grant of the Security Interests contemplated thereby.

                       13. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Parent Pledge Agreement.

                       14. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Pledgor Parties and the Collateral Agent.

                       15. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                       16. This Amendment shall become effective on the date (the "First Amendment Effective Date") on which (i) the Pledgor and the Collateral Agent shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Collateral Agent, (ii) the Restatement Effective Date under, and as defined in, the 5-Year Credit Agreement occurs and (iii) the Effective Date under, and as defined in, the 364-Day Credit Agreement occurs.

                       17. From and after the First Amendment Effective Date, all references in the Parent Pledge Agreement and each of the Credit Documents to the Parent Pledge Agreement










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             shall  be deemed  to  be references  to  the Parent  Pledge
             Agreement as amended hereby.












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                       IN WITNESS WHEREOF,  each of  the parties  hereto
             has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                          PLEDGOR
                                          -------

                                          THE PROMUS COMPANIES INCORPORATED


                                          By /s/ Rebecca W. Ballou
                                            -------------------------------
                                            Title: Assistant Secretary


                                          Collateral Agent:
                                          ----------------

                                          BANKERS TRUST COMPANY


                                          By /s/ Mary Kay Coyle
                                            -------------------------------
                                             Title:  Vice President